SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) June 3, 1997


                               MARCAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          MASSACHUSETTS                  0-18674                 04-2711580
----------------------------     -----------------------    --------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)


             95 WELLS AVENUE, NEWTON, MA                     02159
       (Address of Principal Executive Offices)          (Zip Code)





       Registrant's telephone number, including area code: (617) 965-0220

Item 5. Other Events.

     On April 28, 1997, the Board of Directors of Marcam Corporation authorized management to proceed with the separation of Marcam Corporation into two publicly traded corporations. Marcam Corporation intends to spin off in a tax-free distribution the portion of its business relating to its PRISM, Protean and Avantis product lines. In connection with the spin-off, Marcam Corporation will transfer to a newly formed corporation, Marcam Solutions, Inc. ("Marcam Solutions") substantially all of the business, assets and liabilities relating to its PRISM, Protean and Avantis product lines and an aggregate of $39.0 million in cash. In the spin-off, all of the outstanding shares of common stock of Marcam Solutions will be distributed by means of a distribution to stockholders of Marcam Corporation. In connection with the spin-off, Marcam Corporation will change its name to MAPICS, Inc. ("MAPICS") and will continue the operations relating to the MAPICS product lines.

     Although the common stock of Marcam Solutions will be distributed to Marcam Corporation's stockholders, the distribution will be recorded as a disposal of the business conducted by MAPICS, due to the relative significance of the business conducted by Marcam Solutions. The combined financial statements and notes thereto set forth in Exhibit 99.1 (the "Information") reflect only the business related to the MAPICS product line and have been prepared using
Marcam Corporation's historical basis in the assets and liabilities and historical results of operations related to the MAPICS product line.

     This Form 8-K is being filed to update the disclosure of certain financial information concerning MAPICS. The Information is incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.  None.
          -----------------------------------------

     (b)  Pro Forma Financial Information.  None.
          -------------------------------

     (c)  Exhibits.
          --------


Exhibit No.    Description
-----------    -----------

   23.1        Consent of Coopers & Lybrand L.L.P.

   99.1 The following financial statements, together with the Report of Independent Accountants thereon:

                    Combined Balance Sheets as of September 30, 1995 and 1996 and March 31, 1997

                    Combined Statements of Operations for the years ended September 30, 1994, 1995 and 1996 and for the six months ended March 31, 1996 (unaudited) and 1997

                    Combined Statements of Divisional Equity for the years ended September 30, 1994, 1995 and 1996 and for the six months ended March 31, 1997

                    Combined Statements of Cash Flows for the years ended September 30, 1994, 1995 and 1996 and for the six months ended March 31, 1996 (unaudited) and 1997

                    Notes to Combined Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MARCAM CORPORATION



Date:  July 15, 1997               By: /s/ George A. Chamberlain, 3d
                                       ------------------------------
                                       George A. Chamberlain, 3d
                                       Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   23.1        Consent of Coopers & Lybrand L.L.P.

   99.1 The following financial statements, together with the Report of Independent Accountant thereon:

                    Combined Balance Sheets as of September 30, 1995 and 1996 and March 31, 1997

                    Combined Statements of Operations for the years ended September 30, 1994, 1995 and 1996 and for the six months ended March 31, 1996 (unaudited) and 1997

                    Combined Statements of Divisional Equity for the years ended September 30, 1994, 1995 and 1996 and for the six months ended March 31, 1997

                    Combined Statements of Cash Flows for the years ended September 30, 1994, 1995 and 1996 and for the six months ended March 31, 1996 (unaudited) and 1997

                    Notes to Combined Financial Statements